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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                FEBRUARY 20, 2001
                Date of report (Date of earliest event reported)

                                 VALENTIS, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                       0-22987                      94-3156660
    (State of               (Commission File Number)           (IRS Employer
  Incorporation)                                             Identification No.)


                 863A MITTEN ROAD, BURLINGAME, CALIFORNIA 94010
               (Address of principal executive offices) (Zip Code)


                                 (650) 697-1900
              (Registrant's telephone number, including area code)

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Item 5.           OTHER EVENTS.

                  On February 20, 2001, Valentis, Inc., a Delaware corporation, announced that Alan C. Mendelson, a senior partner at the law firm of Latham & Watkins, was joining the Valentis Board of Directors. A copy of the Company's press release regarding this announcement is set forth in Exhibit 99.1 attached hereto and incorporated by reference.

                  On March 5, 2001, Valentis announced that Dr. Gillian Francis, founder and Managing Director of PolyMASC Pharmaceuticals, a wholly owned subsidiary of Valentis, resigned as Managing Director of PolyMASC and as a member of the Valentis Board of Directors, effective March 1, 2001. A copy of the Company's press release regarding this announcement is set forth in Exhibit
99.2 attached hereto and incorporated by reference.

Item 7.           EXHIBITS.

99.1              Text of Press Release, dated February 20, 2001.

99.2              Text of Press Release, dated March 5, 2001.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 2001

                                                     VALENTIS, INC.




                                                     By: /s/ BENNET L. WEINTRAUB
                                                     ---------------------------
                                                     Bennet L. Weintraub
                                                     Vice President, Finance and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

99.1              Text of Press Release, dated February 20, 2001.

99.2              Text of Press Release, dated March 5, 2001.




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